Consolidated Statements of Operations and Comprehensive Income (Loss) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Revenue:
Licensing and other fees (note 15)	$ 453	$ 65,234
Research collaborative fees (note 15)	1,052	830
	1,505	66,064
Expenses:
Research and development	15,224	15,339
General and administration	11,549	12,875
Amortization	1,095	1,154
Loss on write-down of intangible assets	95	25
	27,963	29,393
Operating income (loss)	(26,458)	36,671
Other expenses (income):
Interest expense	2,218	1,975
Other income	(756)	(803)
	1,462	1,172
Net income (loss) and comprehensive income (loss)	$ (27,920)	$ 35,499
Income (loss) per share (note 13)
Basic and Diluted (in Dollars per share)	$ (0.46)	$ 0.58
Weighted average common shares outstanding
Basic (in Shares)	61,125,804	60,813,604
Diluted (in Shares)	61,125,804	61,321,263